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Exhibit 10.6



THIS WARRANT AND THE STOCK ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND CAN BE TRANSFERRED ONLY IN COMPLIANCE WITH THE ACT AND APPLICABLE STATE SECURITIES LAWS. THIS WARRANT AND SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT, UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY OR COUNSEL FOR THE REGISTERED HOLDER (WHICH SHALL BE IN FORM AND FROM SUCH COUNSEL AS SHALL BE REASONABLY SATISFACTORY TO THE COMPANY), SUCH REGISTRATION IS NOT THEN REQUIRED.



                          MICROWARE SYSTEMS CORPORATION
                          COMMON STOCK PURCHASE WARRANT



         1. ISSUANCE. In consideration of good and valuable consideration, the receipt of which is hereby acknowledged by MICROWARE SYSTEMS CORPORATION, an Iowa corporation (the "Company"), Carbon Mesa Partners, LLC, a Nevada limited liability company, or registered assigns (the "Holder") is hereby granted the right to purchase at any time until 5:00 P.M., Pacific Coast time, on November 28, 2005 (the "Expiration Date"), 5,000 (five thousand) fully paid and nonassessable shares of the Company's Common Stock, no par value per share (the "Common Stock") at an exercise price of $0.50 per share (the "Exercise Price") subject to further adjustment as set forth in Section 6 hereof.



         2. EXERCISE OF WARRANTS. This Warrant is exercisable in whole or in part for whole shares of the Company's Common Stock at the Exercise Price per share of Common Stock payable hereunder, payable in cash or by certified or official bank check. In lieu of paying cash to exercise this Warrant, the Holder may (if the Common Stock then deliverable to Holder is either not freely saleable by Holder or is not then registered for resale pursuant to an effective registration statement), by designating a "cashless" exercise on the Notice of Exercise Form, acquire a number of whole shares of the Company's Common Stock equal to (a) the difference between (i) the Market Value of the Company's Common Stock and (ii) the Exercise Price, multiplied by (b) the number of shares of Common Stock purchasable under the portion of the Warrant tendered to the Company, divided by (c) the Market Value of the Company's Common Stock. Upon surrender of this Warrant Certificate with the annexed Notice of Exercise Form duly executed, together with payment of the Exercise Price for the shares of Common Stock purchased, the Holder shall be entitled to receive a certificate or certificates for the shares of Common Stock so purchased. For the purposes of this Section 2, "Market Value" shall be an amount equal to the average closing bid price of a share of Common Stock for the five (5) business days immediately preceding the Company's receipt of the Notice of Exercise Form duly executed.



         3. RESERVATION OF SHARES. The Company hereby agrees that at all times during the term of this Warrant there shall be reserved for issuance upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance upon exercise of this Warrant (the "Warrant Shares").



         4. MUTILATION OR LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) receipt of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will execute

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and deliver a new Warrant of like tenor and date and any such lost, stolen, destroyed or mutilated Warrant shall thereupon become void.



         5. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.



         6.       ADJUSTMENTS TO EXERCISE TERMS.



                  If the Company at any time prior to the full execution of this Warrant shall, by subdivision, combination, merger, spin-off, re-classification or like capital adjustment of the securities, change any of the securities to which purchase rights under this Warrant exist into the same or different number of securities of any class or classes, this Warrant shall thereafter entitle the Holder to acquire such number and kind of securities as would have been issuable as a result of such change with respect to the securities acquirable immediately prior to such transaction. If shares of the securities acquirable upon exercise of this Warrant are subdivided into a greater number of securities, including any stock dividend, or if such securities are combined into a lesser number of securities, then the purchase price for the securities acquirable upon exercise of this Warrant and the securities acquirable pursuant to this Warrant shall be proportionately and equitably adjusted.



         7.       TRANSFER TO COMPLY WITH THE SECURITIES ACT; REGISTRATION
RIGHTS.



                  (a) This Warrant has not been registered under the Securities Act of 1933, as amended, (the "Act") and has been issued to the Holder for investment and not with a view to the distribution of either the Warrant or the Warrant Shares. Neither this Warrant nor any of the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may be sold, transferred, pledged or hypothecated in the absence of an effective registration statement under the Act and applicable state securities laws relating to such security, unless in the opinion of counsel satisfactory to the Company, such registrations are not required under the Act. Each certificate for the Warrant, the Warrant Shares and any other security issued or issuable upon exercise of this Warrant shall contain a legend on the face thereof, in form and substance satisfactory to counsel for the Company, setting forth the restrictions on transfer contained in this Section.



                  (b) The Company agrees to file a registration statement, which shall include the Warrant Shares, on Form S-1 or another available form (the "Registration Statement"), pursuant to the Act, pursuant to a Registration Rights Agreement between the Company and Holder dated as of the date hereof (the "Registration Rights Agreement").



         8. NOTICES. Any notice or other communication required or permitted hereunder shall be in writing and shall be delivered personally, telegraphed, telexed, sent by facsimile transmission or sent by certified, registered or express mail, postage pre-paid. Any such notice

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shall be deemed given when so delivered personally, telegraphed, telexed or sent by facsimile transmission, or, if mailed, two days after the date of deposit in the United States mails, as follows:



                          (i)  if the to Company, to:



                                     Microware Systems Corporation
                                     1500 Northwest 118th Street
                                     Des Moines, Iowa 50325
                                     ATTN: CFO
                                     Telephone No.: (515) 223-8000
                                     Telecopier No.: (515) 327-5528



                          (ii) if to the Holder, to:



                                     c/o Navigator Management
                                     P.O.  Box 972
                                     Road Town
                                     Tortola, British Virgin Islands
                                     Telephone No.: (284) 494-4770
                                     Telecopier No.: (284) 494-4771



Any party may give notice in accordance with this Section to the other parties designating another address or person for receipt of notices hereunder.



         9. SUPPLEMENTS AND AMENDMENTS; WHOLE AGREEMENT. This Warrant may be amended or supplemented only by an instrument in writing signed by the parties hereto. This Warrant contains the full understanding of the parties hereto with respect to the subject matter hereof and thereof and there are no representations, warranties, agreements or understandings other than expressly contained herein and therein.



         10. GOVERNING LAW. This Warrant shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.



         11. DESCRIPTIVE HEADINGS. Descriptive headings of the several Sections of this Warrant are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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         IN WITNESS WHEREOF, the parties hereto have executed this Warrant as of the 28th day of November, 2000.



                                      MICROWARE SYSTEMS CORPORATION, an Iowa
                                      corporation



                                      By:
                                         -----------------------------------
                                             Name: George E.  Leonard
                                                     Title: Executive Vice
                                                     President, Chief
                                                     Financial Officer and
                                                     Chief Operating Officer



Attest:

------------------------
Name:
Title: